FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP 10-K/A

EXHIBIT 32.02

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Futures Portfolio Fund, Limited Partnership (“Fund”), on Form 10-K for the Year ended December 31, 2023 as filed with the U.S. Securities and Exchange Commission on the date hereof (“Report”), I, Jon Essen, Chief Financial Officer of Steben & Company, LLC, the general partner of the Fund, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the U.S. Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Jon Essen
Jon Essen
Chief Financial Officer of the General Partner

March 28, 2024